UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2017
MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive Cranberry Township, Pennsylvania	16066-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On February 14, 2017, the Company issued a press release announcing that in an order dated February 9, 2017, the Court of Common Pleas of Allegheny County awarded a subsidiary of the company $46.9 million in damages related to a statutory bad faith claim as part of an insurance coverage lawsuit filed in 2010. The award is in addition to a $10.9 million breach of contract verdict that a jury awarded to the subsidiary, MSA LLC, in October in the same legal action. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	MSA Safety Incorporated Press Release dated February 14, 2017, announcing that MSA LLC Awarded a Total of $57.8 Million in Insurance-Related Lawsuit.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Douglas K. McClaine
Douglas K. McClaine
Senior Vice President, Secretary and General Counsel

Date: February 15, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	MSA Safety Incorporated Press Release dated February 14, 2017, announcing that MSA LLC Awarded a Total of $57.8 Million in Insurance-Related Lawsuit.

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